Exhibit 4.1

CT

Cara Therapeutics, Inc.

INCORPORATED UNDER THE LAWS CUSIP 140755 10 9 OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

BY

IS THE RECORD HOLDER OF AMERICAN

COUNTERSIGNED

FULLY PAID AND NON-ASSESSABLE Cara SHARES Therapeutics, OF THE COMMON Inc. STOCK, $0.001 PAR VALUE, OF STOCK AND transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, REGISTER of the Corporation. TRANSFER

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. (Brooklyn, D: Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. &

NY)

Dated: TRUST

rapeu e ti

h c AND T POR AUTHORIZED

R AT s, COMPANY,

a C O EI

r TRANSFER

a SEAL n LLC

C . c

D

2004 E SECRETARY AGENT PRESIDENT AND CHIEF EXECUTIVE OFFICER E SIGNATURE REGISTRAR

L R

A WA

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT– Custodian

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN

EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR

SIGNATURE(S) GUARANTEED: ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.